EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the GPS Funds II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the GPS Funds II for the year ended March 31, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the GPS Funds II Funds for the stated period.

/s/ Carrie E. Hansen	/s/ Patrick R. Young
Carrie E. Hansen	Patrick R. Young
Principal Executive Officer/President GPS Funds II	Vice President/Treasurer GPS Funds II

Dated:	6/2/2025	Dated:	6/2/2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by GPS Funds II for purposes of Section 18 of the Securities Exchange Act of 1934.